UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Adicet Bio, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Securities Exchange Act Rules 14a-6(i)(1) and 0-11

ADICET BIO, INC.

131 Dartmouth Street, 3rd Floor

Boston, Massachusetts 02116

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 17, 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders (Annual Meeting) of Adicet Bio, Inc., will be held online on June 17, 2026 at 5:00 p.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/ACET2026, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting.

The purpose of the Annual Meeting is the following:

1.
To elect three class II directors to our board of directors, to serve until the 2029 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;
2.
To approve, on a non-binding advisory basis, the compensation of our named executive officers;
3.
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
4.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Adicet Bio, Inc. stockholders of record at the close of business on April 21, 2026, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

We are pleased to take advantage of the Securities and Exchange Commission’s “Notice and Access” rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (Notice) instead of a paper copy of our proxy materials and our 2025 Annual Report to Stockholders (2025 Annual Report). We plan to mail the Notice on or about April 29, 2026, which will contain instructions on how to access those documents and to cast your vote via the Internet as well as instructions on how to request a paper copy of our proxy materials and our 2025 Annual Report. This process allows us to provide our stockholders with the information they need on a timelier basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

To be admitted to the Annual Meeting and vote your shares, you must provide the 16-digit control number as provided described in the Notice, or proxy card, or voting instruction form at www.proxyvote.com. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you are able to attend the meeting in person, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating, and returning the proxy card. If your shares are held in "street name," that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

By order of the board of directors,

/s/ Chen Schor
Chen Schor
President, Chief Executive Officer

Boston, Massachusetts

April 29, 2026

TABLE OF CONTENTS

Page
PROXY STATEMENT	1
PROPOSAL NO. 1 – ELECTION OF CLASS II DIRECTORS	7
PROPOSAL NO. 2 – NON-BINDING ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	12
PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS ADICET BIO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	13
CORPORATE GOVERNANCE	15
EXECUTIVE COMPENSATION	23
PAY VERSUS PERFORMANCE	32
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	36
PRINCIPAL STOCKHOLDERS	39
REPORT OF THE AUDIT COMMITTEE	42
HOUSEHOLDING	43
STOCKHOLDER PROPOSALS	43
OTHER MATTERS	43

i

ADICET BIO, INC.

131 Dartmouth Street, 3rd Floor

Boston, Massachusetts 02116

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

to be held JUNE 17, 2026

This proxy statement for the 2026 Annual Meeting of Stockholders (Proxy Statement) contains information about the 2026 Annual Meeting of Stockholders (Annual Meeting) of Adicet Bio, Inc., which will be held online on June 17, 2026 at 5:00 p.m. Eastern Time. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/ACET2026, where you will be able to vote electronically and submit questions. The board of directors of Adicet Bio, Inc. is using this Proxy Statement to solicit proxies for use at the Annual Meeting. In this Proxy Statement, the terms “Company,” “Adicet Bio,” “Adicet,” “we,” “us,” and “our” refer to Adicet Bio, Inc. The mailing address of our principal executive office is Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

This year’s Annual Meeting will be a virtual meeting of the shareholders conducted via live webcast. All shareholders of record on April 21, 2026 are invited to participate in the meeting. We have structured our virtual meeting to provide shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting. We encourage you to vote your shares prior to the Annual Meeting.

We made this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 available to stockholders on or about April 29, 2026.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 17, 2026:

This Proxy Statement and our 2025 Annual Report to Stockholders are
available for viewing, printing, and downloading at www.proxyvote.com.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission (SEC), except for exhibits, will be furnished without charge to any stockholder upon written request to Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116, Attention: Corporate Secretary. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are also available on the SEC’s website at www.sec.gov.

ADICET BIO, INC

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 28, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (Notice). Our proxy materials, including the Notice of the 2026 Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2025 Annual Report to Stockholders (2025 Annual Report) will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our Annual Meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock as of April 21, 2026 starting on or about April 29, 2026. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2026 Annual Meeting of Stockholders, this Proxy Statement, the proxy card and our 2025 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a paper copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of the 2026 Annual Meeting of Stockholders, this Proxy Statement and our 2025 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this Proxy Statement.

How do I attend and participate in the Annual Meeting?

To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record as of April 21, 2026 will need to visit www.virtualshareholdermeeting.com/ACET2026 and use their control number found on the proxy card or the Notice, and beneficial owners of shares held in street name will need to follow the same instructions.

You will need the 16-digit control number included on your proxy card or the Notice, as applicable. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ACET2026. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or submit questions during the Annual Meeting.

The live audio webcast of the Annual Meeting will begin promptly at 5:00 p.m. Eastern Time. We encourage stockholders to login to this website and access the webcast before the Annual Meeting’s start time. Online check-in will begin, and stockholders may begin submitting written questions, at 4:45 p.m. Eastern Time, and you should allow ample time for the check-in procedures.

How can I get help if I have trouble checking in or listening to the meeting online?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 21, 2026.

How many votes can be cast by all stockholders?

There were 9,598,201 shares of our common stock, par value $0.0001 per share, outstanding on April 21, 2026, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. There are no cumulative voting rights. None of our shares of undesignated preferred stock were outstanding as of April 21, 2026.

Who is entitled to vote?

Holders of record of our common stock at the close of business on April 21, 2026, the record date for the Annual Meeting, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. If you are a holder of record of our common stock as of the record date, you may vote the shares that you held on the record date even if you sell such shares after the record date. Each outstanding share as of the record date entitles its holder to cast one vote for each matter to be voted upon and, with respect to the election of directors, one vote for each director to be elected.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as "stockholders of record."

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in "street name," and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as "street name stockholders."

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•
By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically or scanning the QR code with your smartphone. You will be required to enter the 16-digit control number provided on your proxy card or voting instruction form. Votes submitted through the Internet prior to the commencement of the Annual Meeting.
•
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will be required to enter the 16-digit control number provided on your proxy card or voting instruction form. Votes submitted by telephone prior to the commencement of the Annual Meeting.
•
By Mail. If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing, and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received prior to June 16, 2026.

•
During the Annual Meeting. If you attend the Annual Meeting online, you may vote your shares online while virtually attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/ACET2026. You will need your control number provided on your proxy card or the Notice in order to be able to vote during the Annual Meeting.

If you do not wish to vote in person or will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. In order to be counted, proxies submitted by Internet must be received by the cutoff time of 11:59 p.m. Eastern Time on June 16, 2026. Proxies submitted by mail must be received before the start of the Annual Meeting. If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by our board of directors on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting. If you submit a proxy via the Internet, by telephone, or by mail, your voting instructions authorize the proxy holders in the same manner as if you signed, dated, and returned your proxy card. If you submit a proxy via the Internet, by telephone, or by mail, you do not need to return your proxy card.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 11:59 p.m. Eastern Time on June 16, 2026, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws (bylaws) provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained. There were 9,598,201 shares of common stock outstanding and entitled to vote on April 21, 2026, our record date. Therefore, a quorum will be present if 4,799,101 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual

Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

How is the vote counted?

Under our bylaws, directors are elected by a plurality of the votes properly cast. This means that the two director nominees receiving the highest number of affirmative votes will be elected as directors. You may vote for all the director nominees, withhold authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker “non-votes” (as defined below) will have no effect on the election of the nominees.

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Third Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” do not have an impact on such proposals. Proposal Nos. 2 and 3 require an affirmative vote of a majority of votes properly cast for and against such proposal, and abstention and broker “non-votes,” if any, will have no effect on these proposals.

If you authorize your proxy to vote your shares electronically via the Internet or by telephone, or, if you properly marked, signed, dated and returned the proxy card mailed to you, the shares that the proxy represents will be voted in the manner specified on the proxy. If you properly signed and returned a proxy card but no specification is made, your shares will be voted (i) “for all” on the election of the director nominees named in this Proxy Statement, (ii) “for” the ratification of a non-binding advisory vote on compensation of our named executive officers, and (iii) “for” ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. Pursuant to the New York Stock Exchange (NYSE) rules, which are applicable to NYSE-member brokerage firms, if you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm (Proposal No. 3) is considered to be a discretionary item under the NYSE rules and your broker or nominee will be able to vote on that item even if it does not receive instructions from you. The election of directors (Proposal No. 1) and the ratification of, on a non-binding advisory basis, the compensation of our named executive officers (Proposal No. 2) are considered non-discretionary items. A broker or nominee may not vote your shares with respect to these non-discretionary items if you have not provided instructions. This is called a “broker non-vote.” We strongly encourage you to submit your proxy with instructions and exercise your right to vote as a stockholder.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an annual meeting?

Under our bylaws, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an annual meeting of stockholders must be timely submitted in writing to the Secretary of the Company, at 131 Dartmouth Street, 3rd Floor Boston, Massachusetts 02116 or by email at IR@adicetbio.com. To be considered timely, the required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder who, in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (Exchange Act), wishes to present a proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2027 must submit such proposals to us not later than December 29, 2026. These proposals must comply with all rules and regulations of the SEC, including Rule 14a-8 under the Exchange Act. Additionally, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by the same deadline noted herein to submit a notice of nomination for consideration at next year’s annual meeting. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS

Our board of directors currently consists of eight members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The current members of the classes are divided as follows:

•
the class I directors are Katie Peng, MBA and Chen Schor, MBA, and their terms will expire at the annual meeting of the stockholders to be held in 2028;
•
the class II directors are Jeffrey Chodakewitz, M.D., Steve Dubin, J.D. and Michael Grissinger, MBA and their terms will expire at the Annual Meeting; and
•
the class III directors are Lloyd Klickstein, M.D., Ph.D. and Andrew Sinclair, Ph.D., and their terms will expire at the annual meeting of the stockholders to be held in 2027.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office, even if less than a quorum of the board of directors.

Our board of directors has nominated Jeffrey Chodakewitz, M.D., Steve Dubin, J.D. and Michael Grissinger, MBA for election as the class II directors at the Annual Meeting. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the properly submitted proxies may be voted for a substitute nominee selected by our board of directors.

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our Nominating and Corporate Governance Committee of our board of directors (Nominating and Corporate Governance Committee) considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to Adicet and our board of directors.

Nominees for Election as Class II Directors

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of April 21, 2026.

Name	Position and Offices Held with Adicet Bio	Director Since	Age
Jeffrey Chodakewitz, M.D.	Director	2020	70
Steve Dubin, J.D.	Director	2020	72
Michael Grissinger, MBA	Director	2025	72

Jeffrey Chodakewitz, M.D. has served as a member of our board of directors since the completion of the Merger and previously served as a member of the board of directors of resTORbio since August 2018. Since October 2022, Dr. Chodakewitz has served as Entrepreneur-in-Residence at Yale University Ventures and since December 2022, he has served as Advisory Partner of Ascenta Capital Management LLC. From March 2019 to January 2022, Dr. Chodakewitz served as a senior/executive advisor at Blackstone Life Sciences. From April 2018 through March 2019, Dr. Chodakewitz served as Executive Vice President, Clinical Medicine and External Innovation, at Vertex Pharmaceuticals Incorporated (Vertex)

(Nasdaq: VRTX). Prior to that role, Dr. Chodakewitz held the roles of Chief Medical Officer and Executive Vice President, Global Medicines Development and Medical Affairs at Vertex from January 2014 to April 2018 and was a member of the Vertex Executive Committee. From December 1990 to December 2013, he worked at Merck & Co., Inc. (NYSE: MRK), where he served in a number of positions including Head of Infectious Diseases and Vaccines Global Development from August 2013 to December 2013, Senior Vice President of Global Scientific Strategy (Infectious Disease, Respiratory & Immunology) from January 2013 to August 2013 and Senior Vice President of Late Stage Development from March 2011 to January 2013. Dr. Chodakewitz is a Diplomate of the National Board of Medical Examiners and the American Board of Internal Medicine (both Internal Medicine and Infectious Disease). Dr. Chodakewitz has served as a member of the board of directors of Praxis Precision Medicines, Inc. (Nasdaq: PRAX) since April 2021, Schrodinger, Inc. (Nasdaq: SDGR) since April 2020. Dr. Chodakewitz previously served on the board of Freeline Therapeutics Holdings plc. (formerly Nasdaq: FRLN) from September 2019 to February 2024. He holds a B.S in Biochemistry cum laude from Yale University and an M.D. from the Yale University School of Medicine. We believe Dr. Chodakewitz is qualified to serve on our board of directors because of his extensive experience working for various pharmaceutical and biotechnology companies.

Steve Dubin, J.D. has served as a member of our board of directors since the completion of the Merger. Since November 2011, Mr. Dubin has been a Principal in SDA Ventures LLC, a firm focused on assisting emerging growth and middle-market companies, primarily in the health & wellness and nutritional products markets, on matters including corporate development, business acquisition, customer relations, growth strategies and corporate finance. From 2006 until its acquisition by Koninklijke DSM N.V. (DSM) in February 2011, Mr. Dubin served as Chief Executive Officer and a member of the board of directors of Martek Biosciences Corporation (Martek). He later served as President of DSM’s Nutritional Lipids Division from February 2011 through October 2011 and as a Senior Advisor to DSM Nutritional Products from November 2011 through October 2012. After joining Martek in 1992 and serving in various management positions, including Chief Financial Officer, Treasurer, Secretary, General Counsel and Senior Vice President, Business Development, he served as President of Martek from 2003 to 2006. Mr. Dubin currently serves as a member of the board of directors of privately held companies Phytolon LTD and Exosomm LTD. From May 2013 to March 2024, Mr. Dubin served on the board of directors of Alcresta Therapeutics, Inc. Mr. Dubin is a certified public accountant and a member of the Maryland Bar. He holds a bachelor’s degree in accounting from the University of Maryland and a J.D. from the National Law Center at George Washington University. We believe Mr. Dubin is qualified to serve on our board of directors because of his accounting experience and extensive experience working with emerging growth and middle-market companies.

Michael Grissinger, MBA has served as a member of our board of directors since April 2025. Mr. Grissinger spent 22 years at Johnson & Johnson and retired in 2018. During his Johnson & Johnson tenure, Mr. Grissinger served in a variety of senior-level management roles including Vice President and Head of Worldwide Pharmaceutical Licensing and Vice President and Head of Worldwide Pharmaceutical Corporate Development and M&A. Mr. Grissinger also led the Immunology Therapeutic Area Business Development and Licensing Group and was a member of the Immunology R&D/Commercial leadership team for Johnson & Johnson’s Worldwide Immunology Franchise. Prior to Johnson & Johnson, Mr. Grissinger spent 12 years at Ciba-Geigy AG in finance, marketing, and business development roles. Mr. Grissinger serves as a member of the board of directors of Aprea Therapeutics, Inc. (Nasdaq: APRE) since May 2022, and three privately-held biotechnology companies, Envisagenics, Inc, AnaCardio AB, and NephroDI Therapeutics, Inc. From January 2018 to December 2024, Mr. Grissinger served as a member of the board of directors of Akari Therapeutics, Plc (Nasdaq: AKTX). Mr. Grissinger also served as a member of the board of directors of resTORbio from November 2018 until the completion of the Merger in September 2020. Mr. Grissinger holds a B.Sc. in Chemistry from Juniata College and an MBA from Temple University, Fox School of Business. We believe Mr. Grissinger is qualified to serve on our board of directors because of his extensive experience working for various pharmaceutical and biotechnology companies.

Vote Required and Board of Directors’ Recommendation

To be elected, the director nominees must receive a plurality of the votes properly cast on the election of directors, meaning that the director nominee receiving the most votes will be elected. You may vote either FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld and broker “non-votes” will have no effect on the election of directors.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE ELECTION OF JEFFREY CHODAKEWITZ, M.D., STEVE DUBIN, J.D. AND MICHAEL GRISSINGER AS THE CLASS II DIRECTORS, TO SERVE FOR A THREE-YEAR TERM ENDING AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN 2029.

Directors Continuing in Office

The following table identifies our continuing directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 21, 2026.

Name	Position and Offices Held with Adicet Bio	Position Held Since(1)	Class and Year in Which Term Expires	Age
Chen Schor, MBA	President, Chief Executive Officer and Director	2020	Class I – 2028	53
Katie Peng, MBA	Director	2023	Class I – 2028	55
Lloyd Klickstein M.D., Ph.D	Director	2024	Class III – 2027	69
Andrew Sinclair Ph.D	Director	2021	Class III – 2027	54
(1)
The years set forth below reflect when the director joined our board of directors.

Class I Directors (Term Expires at 2028 Annual Meeting)

Katie Peng, MBA has served as a member of our board of directors since July 2023. Since September 2021, Ms. Peng has served as Chief Commercial Officer at Denali Therapeutics Inc. (Nasdaq: DNLI). From April 2017 to September 2021, Ms. Peng served as the Senior Vice President, Head of the Ophthalmology, Metabolism, Neurosciences, Immunology Business Unit at Genentech, where she was responsible for the oncology, neurology, and rare diseases portfolio, and served as part of Genentech’s commercial leadership team. From February 2012 to April 2017, Ms. Peng held a number of senior leadership positions at Roche Holding AG (Roche), managing the Roche portfolio in the Asia Pacific region as the General Manager of two countries. Ms. Peng has also served as a member of the board of directors of Scholar Rock Holding Corporation (Nasdaq: SRRK) since February 2024, and serves as a board member for the nonprofit organization California Life Sciences. She holds a B.A. from the University of California, Berkeley and an MBA from the Kelley School of Business, Indiana University. We believe Ms. Peng is qualified to serve on our board of directors because of her expertise and experience working for various pharmaceutical and biotechnology companies.

Chen Schor, MBA has served as our President and Chief Executive Officer and as a member of our board of directors since the completion of the merger of resTORbio, Inc. (resTORbio) and Adicet Bio, Inc. (when referred to prior to the Merger, Former Adicet) in September 2020 (the Merger). Previously, he held the role of director, President and Chief Executive Officer at resTORbio since co-founding the company in 2016. Mr. Schor previously served as President, Chief Executive Officer and director of Synta Pharmaceuticals Corp. from May 2015 until its merger with Madrigal Pharmaceuticals, Inc. in July 2017, and prior to that, from 2014 until 2016, Mr. Schor served as the company’s Executive Vice President and Chief Operation Officer. From September 2012 to December 2014, Mr. Schor served as President and Chief Executive Officer of Novalere FP, Inc. From September 2011 to October 2012, Mr. Schor served as Chief Business Officer of Eleven Biotherapeutics, Inc. From March 2009 until September 2011, Mr. Schor served as Vice President of Business Development, global branded products at Teva Pharmaceutical Industries Limited (NYSE: TEVA). Mr. Schor currently serves on the board of the Alliance for Cancer Gene Therapy, a non-for-profit organization committed to advancing new cancer cell and gene therapies. He is also chair of the board of directors of Carbon Biosciences, Inc., a member of the board of directors of Karyopharm Therapeutics Inc. (Nasdaq: KPTI) since December 2020. Mr. Schor received his MBA. from Tel Aviv University, a B.A. in Economics and Accounting from Haifa University and a B.A. in Biology from Tel Aviv University. We believe that Mr. Schor is qualified to serve on our board of directors due to his service as our President and Chief Executive Officer and his extensive knowledge of our company and industry.

Class III Directors (Term Expires at 2027 Annual Meeting)

Lloyd Klickstein, M.D., Ph.D. has served as a member of our board of directors since August 2024. Dr. Klickstein has served as president and chief executive officer of Koslapp Therapeutics, Inc. since April 2024. From February 2021 to March

2024, Dr. Klickstein served as the founding chief executive officer and subsequently as president and chief scientific officer of Versanis Bio, Inc., a biopharmaceutical company that addressed medical conditions prevalent in older adults. Previously, Dr. Klickstein served as chief innovation officer of Adicet Bio from September 2020 to February 2021 and as chief scientific officer of resTORbio from May 2018 to September 2020. Prior to joining resTORbio, Dr. Klickstein was Head of Translational Medicine for the New Indication Discovery Unit (NIDU) and the Exploratory Disease Area (DAx) at Novartis Institutes for Biomedical Research. Dr. Klickstein received his B.S. degree from Tufts University, his M.D. and Ph.D. degrees from Harvard University, completed post-graduate clinical training in Internal Medicine, Rheumatology & Immunology at BWH and a post-doctoral research fellowship at the Center for Blood Research in Boston. We believe Dr. Klickstein is qualified to serve on our board of directors because of his expertise and experience working for various pharmaceutical and biotechnology companies.

Andrew Sinclair, Ph.D. has served as a member of our board of directors since March 2021. Dr. Sinclair is currently a partner at Abingworth LLP (Abingworth), a life sciences investment group. He has been at Abingworth since November 2008 where he has served in various positions focusing on investments in public and private biotech and pharmaceutical companies. Prior to joining Abingworth, he was senior equity analyst, director at HSBC Global Markets, where he was responsible for investment research in the mid-cap pharmaceutical sector. Previously, Dr. Sinclair held biotechnology analyst positions at Credit Suisse and SG Cowen. Dr. Sinclair has served on the board of directors of Soleno Therapeutics, Inc. (Nasdaq: SLNO) since December 2018 and previously served on the boards of directors of Sierra Oncology, Inc. (acquired by GSK plc) from November 2019 to July 2022, and Verona Pharma plc (Nasdaq: VRNA) from July 2016 to April 2022. Dr. Sinclair received his B.Sc. in Microbiology from King's College London and his Ph.D. in Chemistry and Genetic Engineering at the BBSRC Institute of Plant Science, Norwich, United Kingdom. Dr. Sinclair qualified as a chartered accountant, formerly with KPMG LLP. We believe Dr. Sinclair is qualified to serve on our board of directors due to his extensive background in strategic development within the biotechnology and pharmaceutical industries.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at Adicet Bio and their ages as of April 21, 2026.

Name	Position Held with Adicet	Officer Since	Age
Blake Aftab, Ph.D.	Chief Scientific Officer	2021	44
Nick Harvey, MBA	Chief Financial Officer	2020	65
Donald Healey, Ph.D.	Chief Technology Officer	2020	64
Julia Maltzman, M.D.	Chief Medical Officer	2025	58

(1) The years set forth below reflect when the individual became an executive officer of our company.

You should refer to “Nominees for Election as Class I Directors” above for information about our Chief Executive Officer and President, Chen Schor. Biographical information for our other executive officers, as of April 21, 2026, is set forth below.

Blake Aftab, Ph.D. has served as our Chief Scientific Officer since October 2021 and previously served as Vice President of Research and Development since April 2021. Prior to Adicet, Dr. Aftab worked at Atara Biotherapeutics, Inc. (Atara) (Nasdaq: ATRA), where he served as Vice President and Head of Preclinical and Translational Sciences and other various leadership roles from April 2015 to March 2021. During his tenure at Atara, Dr. Aftab was responsible for research strategy and execution of Atara’s preclinical science and translational medicine activities. Prior to that, Dr. Aftab held various roles of increasing responsibility at the University of California, San Francisco School of Medicine from October 2012 to

August 2015. Dr. Aftab received his Ph.D. from the John Hopkins University School of Medicine and holds a B.S. in Pharmacology from the University of California.

Nick Harvey, MBA has served as our Chief Financial Officer since the completion of the Merger. Previously, he served as the Chief Financial Officer since July 2018 and the Executive Vice President and Treasurer since October 2018 of Centrexion Therapeutics Corporation until December 2019, then as Senior Advisor through January 2020. From June 2017 through June 2018, he served as an independent consultant to private and public life science companies. Prior to that, Mr. Harvey served as the Chief Financial Officer of Radius Health Inc. (acquired by Gurnet Point Capital and Patient Square Capital) from December 2006 to May 2017. Mr. Harvey received a Bachelor of Economics degree and a Bachelor of Laws degree with first-class honors from the Australian National University and an MBA from the Harvard Business School.

Donald Healey, Ph.D. has served as our Chief Technology Officer since October 2020. From February 2017 to October 2020, Dr. Healey served as the Senior Vice President, Operations and Site Head for KBI Biopharma, Inc., a biopharmaceutical contract services organization. From April 2010 to February 2017, Dr. Healey held multiple roles including Chief Scientific Officer at Opexa Therapeutics, Inc., where he was responsible for all pre-clinical scientific development, closed-system process design and the scaling of Opexa’s autologous T-cell immunotherapy. From March 2001 to April 2010, Dr. Healey held various positions at Argos Therapeutics, Inc. and ML Laboratories, UK, (formerly Cobra Therapeutics Ltd.). Dr. Healey received his Ph.D. in Cellular Immunology from University of London, and holds a B.Sc. in Cellular Pathology from Bristol University.

Julia Maltzman, M.D. has served as our Chief Medical Officer since January 2025. Previously, she served as Chief Medical Officer since September 2022 of IconOVir Bio, Inc from September 2022 to January 2025 where she was leading, designing and executing a clinical development program focused on refractory solid tumors. Prior to that, she held leadership roles at Roche/Genentech, Inc., as VP, Global Head of GI Cancers and Cancer Immunotherapy at Roche/Genentech, Inc. from 2020 to November 2022, and as Group Medical Director, Cancer Immunotherapy, from 2018 to 2020. Dr. Maltzman received her M.D. from the University of Colorado, completed her Internship and Residency in the Department of Internal Medicine at the University of Chicago, and completed a Fellowship in the Division of Hematology/Oncology at the University of Pennsylvania. Dr. Maltzman holds a B.A. in Political Science from the University of Colorado.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – NON-BINDING ADVISORY VOTE ON COMPENSATION OF

OUR NAMED EXECUTIVE OFFICERS

Our board of directors is committed to sound corporate governance. As part of that commitment, and now that we no longer qualify as an “emerging growth company,” as required by Section 14A(a)(1) of the Exchange Act, our board of directors is providing the stockholders with an opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

The following proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this Proxy Statement. Accordingly, we are asking our stockholders to vote for the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2026 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

Before you vote, we recommend that you read the “Executive Compensation” section of this Proxy Statement for additional details on our executive compensation program and philosophy, which discusses how our executive compensation program policies and practices implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our board of directors and our Compensation Committee of our board of directors (Compensation Committee) believe that these policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goals.

This vote is advisory, and therefore not binding on us, our board of directors or our Compensation Committee. However, our board of directors and Compensation Committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.

Vote Required and Board of Directors’ Recommendation

To approve this Proposal, on a non-binding, advisory basis, holders of a majority of the votes cast on the matter must vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the voting on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AS ADICET BIO'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2026

We are asking our stockholders to ratify the appointment by the Audit Committee of our board of directors (Audit Committee) of KPMG LLP (KPMG) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. KPMG has served as our independent registered public accounting firm since 2020.

The Audit Committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder approval is not required to appoint KPMG as our independent registered public accounting firm. However, the Audit Committee and our board of directors believes that submitting the appointment of KPMG to the stockholders for ratification is good corporate governance. If our stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain KPMG. If the selection of KPMG is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and our stockholders.

A representative of KPMG is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by KPMG LLP during the years ended December 31, 2025 and December 31, 2024.

Fee Category	Fiscal Year 2025	Fiscal Year 2024
Audit Fees(1)	$839,300	$592,800
Audit-Related Fees	—	—
Tax Fees(2)	—	—
All Other Fees(3)	—	—
Total Fees	$839,300	$592,800
(1)
Audit fees consist of fees for professional services provided by KPMG LLP for the audit of our annual financial statements, the review of interim consolidated financial statements included in our quarterly reports on Form 10-Q and consultations on accounting matters directly related to the audit. Audit fees also consist of fees related to registration statements, comfort letters and consents and fees related to statutory audits of our subsidiary.
(2)
There were no tax fees in fiscal years 2025 and 2024.
(3)
There were no other fees for fiscal years 2025 and 2024.

Audit Committee Pre-approval Policy and Procedures

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2025 and 2024 fiscal years, no services were provided to us by KPMG, as applicable, other than in accordance with the pre-approval policies and procedures described above.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of votes properly cast for this Proposal is required to ratify the appointment of KPMG as our independent registered public accounting firm for the fiscal year ended December 31, 2026. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS ADICET BIO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

CORPORATE GOVERNANCE

Director Nomination Process

Our Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our Nominating and Corporate Governance Committee believes must be met by a committee recommended nominee for a position on our board of directors are as follows:

•
nominees should demonstrate high standards of personal and professional ethics and integrity;
•
nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
•
nominees should have skills that are complementary to those of the existing board;
•
nominees should be absent of any conflicts of interest;
•
nominees should have the ability to assist and support management and make significant contributions to the Company’s success; and
•
nominees should have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the Nominating and Corporate Governance Committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116, Attention: Corporate Secretary. We also encourage you to submit any such proposals via email to IR@adicetbio.com. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the Nominating and Corporate Governance Committee. If our board of directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Applicable Nasdaq Stock Market LLC (Nasdaq) rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all members of the board of directors, except Mr. Schor, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Mr. Schor is not an independent director under these rules because he is an executive officer of the Company.

Board Committees

Our board of directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is posted on the corporate governance section of our website, investor.adicetbio.com/corporate-governance/governance-highlights.

Audit Committee

Our Audit Committee is composed of Steve Dubin, Katie Peng, and Andrew Sinclair, Ph.D. Currently, the Audit Committee is chaired by Mr. Dubin. Our board of directors has determined that each member of the Audit Committee is “independent” for Audit Committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our board of directors has designated Steve Dubin as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2025, the Audit Committee met five times. The report of the Audit Committee is included in this Proxy Statement under “Report of the Audit Committee.” The Audit Committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•
pre‑approving auditing and permissible non‑audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•
establishing policies and procedures for the receipt and retention of accounting‑related complaints and concerns;

•
recommending based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10‑K;
•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•
preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;
•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions;
•
reviewing quarterly earnings releases; and
•
overseeing our cybersecurity risk management program.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.

Compensation Committee

As of the date of this Proxy Statement, Jeffrey Chodakewitz, M.D., Michael Grissinger and Mr. Dubin serve on the Compensation Committee, which is chaired by Dr. Chodakewitz. Our board of directors has determined that each member of the Compensation Committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2025, the Compensation Committee met thrice. The Compensation Committee’s responsibilities include:

•
annually reviewing and recommending to the board of directors corporate goals and objectives relevant to the compensation of our chief executive officer;
•
evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determine the compensation of our chief executive officer;
•
reviewing and approving the compensation of our other executive officers;
•
reviewing and establishing our overall management compensation, philosophy, and policy;
•
reviewing and making recommendations to the board regarding our compensation and similar plans;
•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
•
retaining and approving the compensation of any compensation advisors;
•
reviewing and making recommendations to our board of directors about our policies and procedures for the grant of equity‑based awards;
•
evaluating and making recommendations to the board of directors about director compensation;
•
preparing the Compensation Committee report required by SEC rules, if and when required, to be included in our annual proxy statement;
•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters; and

•
reviewing and discussing with the board of directors corporate succession plans for our chief executive officers and our other key officers.
•
The Compensation Committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members to carry out its responsibilities. For example, to the extent permitted by applicable law and the provisions of a given equity-based plan, the Compensation Committee may delegate to a committee consisting one or more of our executive officers the power to grant stock awards, and amend the terms of such awards, pursuant to such equity-based plan to our employees, or any employees of our subsidiaries, who are not members of our board of directors or our executive officers, such power to be subject to the parameters and limitations set forth in the applicable resolutions adopted by our Compensation Committee. Additionally, to the extent permitted by applicable law and the provisions of any employee benefit plan, our Compensation Committee may delegate any of its duties, responsibilities or authority in connection with any employee benefit plan to members of management as our Compensation Committee deems appropriate.

Nominating and Corporate Governance Committee

Dr. Sinclair, Dr. Klickstein and Mr. Dubin serve on the Nominating and Corporate Governance Committee, which is chaired by Dr. Sinclair. Our board of directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2025, the Nominating and Corporate Governance Committee met once. The Nominating and Corporate Governance Committee’s responsibilities include:

•
developing and recommending to the board of directors criteria for board and committee membership;
•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•
reviewing the size and composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•
identifying individuals qualified to become members of the board of directors;
•
recommending to the board of directors the persons to be nominated for election as directors and to each of the board of directors’ committees;
•
developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and
•
overseeing the annual evaluation of our board of directors and management.

The Nominating and Corporate Governance Committee considers candidates for board of director membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the Nominating and Corporate Governance Committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this Proxy Statement under the heading “Stockholder Proposals.” The Nominating and Corporate Governance Committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this Proxy Statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape.

Board and Committee Meetings Attendance

The full board of directors met seven times during 2025. During 2025, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable. All of our directors attended our 2025 annual meeting of stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities.

Insider Trading Policies and Procedures

We have an insider trading policy governing the purchase, sale and other dispositions of our securities that applies to all of our directors, officers, employees and other covered persons. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A copy of our insider trading policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the period ending December 31, 2025. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at investor.adicetbio.com/corporate-governance/governance-highlights. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

The role of chairperson of our board of directors and the role of lead non-employee director (Lead Director) are separated from the role of chief executive officer, and we plan to keep these roles separate. As a result of the resignation of Dr. Gordon from our board of directors in April 2025, the chairperson role is currently vacant. In April 2025, Dr. Sinclair was appointed to serve as our Lead Director. The Lead Director is responsible for calling and presiding over meetings of the directors, working with our chief executive officer to establish meeting agendas, leading discussions on the performance of our chief executive officer and succession planning for executive officers and other key management positions, as well as other duties that may be determined at a later date. We believe that this structure allows our chief executive officer to focus on our day‑to‑day business, while allowing the chairperson or Lead Director to lead our board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairperson, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairperson and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day‑to‑day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

One of the key functions of our board of directors is informed oversight of our risk management process. In carrying out its risk oversight responsibilities, our board of directors reviews the long- and short-term internal and external risks facing the Company through its participation in long-range strategic planning, and ongoing reports from various standing committees of our board of directors that address risks inherent in their respective areas of oversight. On a regular basis, key risks, status of mitigation activities and potential new or emerging risks are discussed with senior management and further addressed with our Audit Committee and board of directors, as necessary. On an ongoing basis, our board of directors and management identify key long and short term risks, assess their potential impact and likelihood, and, where appropriate, implement operational measures and controls or purchase insurance coverage in order to help ensure adequate risk mitigation.

The role of our board of directors in overseeing the management of our risks is conducted primarily through committees of our board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. Our full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with our Directors

Any interested party with concerns about our company may report such concerns to our board of directors or the chairman of our board of directors and Nominating and Corporate Governance Committee, by submitting a written communication to the attention of such director at the following address:

c/o Adicet Bio, Inc.
131 Dartmouth Street, 3rd Floor

Boston, Massachusetts 02116
United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by Adicet Bio regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Adicet Bio has also established a toll-free telephone number for the reporting of such activity, which is 1-866-207-4643.

Director Compensation

The table below shows all compensation earned by or paid to our non-employee directors during 2025. Mr. Schor, our chief executive officer, did not receive any compensation for his services as director in 2025 and, consequently, is not included in this table. The compensation received by Mr. Schor during 2025 is set forth in the section of this Proxy Statement captioned “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(6)	Total ($)
Jeffrey Chodakewitz, M.D.	48,530	4,630	15,715	68,876
Steve Dubin	61,761	4,630	15,715	82,106
Carl L. Gordon, Ph.D. (4)	23,736	—	—	23,736
Aya Jakobovits, Ph.D.(5)	20,151	—	15,611	35,762
Lloyd Klickstein, M.D. Ph.D.	44,000	4,630	15,715	64,345
Katie Peng	47,500	4,630	15,715	67,845
Andrew Sinclair, Ph.D.	76,681	4,630	15,715	97,027
Michael Grissinger (6)	31,772	—	27,859	59,631

(1)
Amounts represent cash compensation for services rendered by each member of the board of directors.
(2)
Amounts shown reflect the grant date fair value of stock option and restricted stock unit awards granted during 2025. The grant date fair value was computed in accordance with FASB ASC Topic 718 disregarding the effect of estimated forfeitures related to service-based vesting. These amounts reflect the accounting cost for the stock options and RSU awards and do not correspond to the actual economic value that may be received by the director upon exercise of the stock options. See Note 12 to the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 regarding certain assumptions underlying the valuation of equity awards.
(3)
The following table shows the number of outstanding stock options and restricted stock units held by our directors as of December 31, 2025.

Name	Number of Shares Underlying Outstanding Stock Options	Number of Shares Underlying Unvested Restricted Stock Units
Jeffrey Chodakewitz, M.D.	9,137	368
Steve Dubin	9,137	368
Carl L. Gordon, Ph.D.	—	—
Aya Jakobovits, Ph.D.	9,137	—
Lloyd Klickstein, M.D. Ph.D.	11,036	368
Katie Peng	7,687	368
Andrew Sinclair, Ph.D.	9,573	368
Michael Grissinger	4,387	—

(4)
Dr. Gordon resigned from our board of directors, effective April 17, 2025. His cash fees earned represent a pro-rated amount from January 1, 2025 through April 17, 2025, the date he ceased being a member of our board of directors.
(5)
Dr. Jakobovits resigned from our board of directors, effective June 11,2025. Her cash fees earned represent a pro-rated amount from January 1, 2025 through June 11, 2025, the date she ceased being a member of our board of directors..
(6)
Mr. Grissinger was appointed to the board, effective April 17, 2025 and received an initial stock option grant to purchase 4,387 shares of the Company's common stock. His cash fees earned represent a pro-rated amount from April 17, 2025 through December 31, 2025.

Under our director compensation program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Fee	Chairperson Additional Annual Fee
Board of Directors	$40,000	$30,000
Audit Committee	7,500	15,000
Compensation Committee	5,000	10,000
Nominating and Corporate Governance Committee	4,000	8,000

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred by our non-employee directors in connection with attending our meetings of the board of directors and committees thereof.

In addition, effective as of January 24, 2023, each new non-employee director elected to our board of directors will be granted an initial, one-time award of a stock option to purchase 70,200 shares, which shall vest in thirty-six (36) equal monthly installments over a three-year period from the date of grant, subject to continued service as a director through each such vesting date. Additionally, on the date of each annual meeting of stockholders of our company, each continuing non-employee director will receive an annual equity award of 26,400 options and 5,900 restricted stock units which shall vest in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting of stockholders; provided, however, that all vesting shall cease if the director resigns from the board of directors or otherwise ceases to serve as a director, unless the board of directors determines that the circumstances warrant continuation of vesting. This non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Executive Compensation

Our named executive officers for the year ended December 31, 2025 are:

•
Chen Schor, MBA, our President and Chief Executive Officer;
•
Julia Maltzman, M.D., our Chief Medical Officer; and
•
Blake Aftab, Ph.D., our Chief Scientific Officer and Senior Vice President.

2025 Summary Compensation Table

The following table sets forth information regarding compensation award to, earned by, or paid to each of our named executive officers for services rendered to us in all capacities during the fiscal year ended December 31, 2025. The following table also presents information regarding compensation awarded to, earned by, and paid to each such individual during the fiscal years ended December 31, 2025 and December 31, 2024, to the extent such individual was a named executive officer for such year.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Chen Schor, MBA	2025	646,294	-	512,079	284,592	22,782	(5)	1,465,747
President and Chief Executive Officer	2024	627,594	168,720	3,587,633	241,780	18,638		4,644,366
Julia Maltzman, M.D.	2025	452,308	-	502,605	153,600	16,290	(7)	1,124,803
Chief Medical Officer (6)
Blake Aftab, Ph.D.	2025	484,720	-	184,367	155,232	91,170	(8)	915,489
Chief Scientific Officer and Senior Vice President	2024	470,692	47,280	732,479	131,880	91,245		1,473,576
(1)
The amounts reported in the “Salary” column set forth the base salary earned during each fiscal year.
(2)
In accordance with SEC rules, these columns set forth the aggregate grant date fair value of the stock awards and option awards, as applicable, granted during the applicable fiscal year. The amounts are computed in accordance with the provisions of FASB ASC Topic 718 disregarding the effect of estimated forfeitures related to service-based vesting. These amounts reflect the accounting cost for the equity awards and do not correspond to the actual economic value that may be received by the named executive officer upon exercise of the stock options or vesting or settlement of stock awards. See Note 12 to the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 regarding certain assumptions underlying the valuation of equity awards. Further, the amounts reported for each fiscal year do not incorporate any reduction for option awards forfeited by Mr. Schor in 2025, as described below under the heading “Narrative to 2025 Summary Compensation Table ─ Cancelled Option Awards”.
(3)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column set forth the amount of compensation earned by the executive officers under the Company’s annual performance-based bonus program during each fiscal year.
(4)
The amounts reported in the “All Other Compensation” column set forth all of the compensation for each fiscal year that we could not properly report in any other column of the table, including, but not limited to the incremental cost to the Company of perquisites and other personal benefits, such as parking reimbursement, relocation assistance, 401(k) match contributions and mobile phone allowances.
(5)
Amounts includes parking reimbursement of $6,552, 401(k) matching contributions of $15,750 and mobile phone allowance of $480.
(6)
Dr. Maltzman was hired in 2025 and was not a named executive officer in fiscal year 2024 and therefore, her 2024 compensation is not disclosed in this summary compensation table.
(7)
Amounts includes 401(k) matching contributions of $15,750 and mobile phone allowance of $540.
(8)
Amount includes relocation assistance of $75,000, 401(k) matching contributions of $15,750 and mobile phone allowance of $420.

Narrative to 2025 Summary Compensation Table

Our board of directors and Compensation Committee review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our Company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus or long-term incentives.

Our Compensation Committee has historically reviewed and made recommendations to our board of directors regarding the compensation to be paid to our chief executive officer and determined the compensation of our other executive officers. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer. Based on those discussions and its discretion, taking into account the factors noted above, the Compensation Committee then approves the compensation of our executive officers other than the chief executive officer without members of management present. Our board of directors discusses the Compensation Committee’s recommendations and ultimately approves the compensation of our chief executive officer without members of management present. Aon Consulting, Inc. (Aon Consulting) advised the board of directors and the Compensation Committee on certain compensation matters and decisions during fiscal year 2025. Aon Consulting served at the discretion of the Compensation Committee and did not provide any other services to the Company during fiscal year 2025 other than those for which they were engaged by the Compensation Committee. Our Compensation Committee requires that its compensation consultants be independent of Company management and performs an annual assessment of the compensation consultants’ independence to determine whether the consultants are independent. Our Compensation Committee has determined that Aon Consulting is independent and that its respective work has not raised any conflicts of interest.

Annual base salary

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our 2025 named executive officers. Base salaries for our named executive officers are reviewed annually by our Compensation Committee, typically in connection with our annual performance review process, and adjusted from time to time, based on the recommendation of the Compensation Committee, to realign salaries with market levels after taking into account individual responsibilities, performance and experience. None of our 2025 named executive officers are currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

During 2025, the annual base salaries for each of Mr. Schor, Dr. Maltzman and Dr. Aftab, were $648,800, $480,000, and $485,100, respectively, which for each of Mr. Schor and Dr. Aftab, was an increase of approximately 3.0% as compared to their 2024 annual base salaries. Dr. Maltzman was not an employee in 2024.

Annual bonus

Our named executive officers, as well as other executive officers, are eligible to participate in our Cash Incentive Bonus Plan (Bonus Plan) which is an annual bonus program intended to reward our named executive officers for meeting objective or subjective performance goals for a fiscal year. The Bonus Plan provides for cash payments based upon the attainment of performance targets established by the Compensation Committee, which may relate to financial and operational measures or objectives with respect to the Company. Each executive officer who is selected to participate in the Bonus Plan will have a target bonus opportunity set for each performance period.

With respect to performance in fiscal year 2025, the target bonus opportunity as a percentage of base salary for each of Mr. Schor, Dr. Maltzman and Dr. Aftab were 55%, 40%, and 40%, respectively.

The 2025 corporate goals used in our 2025 Cash Incentive Bonus Plan were proposed by management, and reviewed and approved by our Compensation Committee and our board of directors in January 2025. Our board of directors considered and assigned a relative weight to each corporate goal to appropriately focus efforts on achievements that were intended to enhance stockholder value.

Based on the Company’s achievement of certain performance goals and metrics related to our 2025 corporate objectives, the Compensation Committee determined that the bonuses for executives, including our named executive officers, would be paid at 80% of target and paid in the amounts as set forth above in the Summary Compensation Table.

Long‑term equity incentives

Our equity grant program is intended to align the interests of our named executive officers with those of our stockholders and to motivate them to make important contributions to our performance. In addition, the vesting requirements of our equity awards contribute to executive retention by providing an incentive to our executive officers to remain employed by us during the vesting period.

Significant equity awards are granted at the time an executive officer commences employment. Thereafter, equity awards may be granted at varying times and in varying amounts in the discretion of our Compensation Committee or, if awards are being granted to the Chief Executive Officer, in the discretion of our board of directors. None of our executive officers is currently party to an employment agreement that provides for an automatic grant of long-term equity incentives.

During the fiscal year ended December 31, 2025, we granted stock options and restricted stock units to each of our named executive officers, as shown in more detail in the “Outstanding Equity Awards at 2025 Fiscal Year End” table below.

Cancelled Option Awards

On November 19, 2025, Mr. Schor entered into an option cancellation agreement to voluntarily surrender and cancel certain underwater stock options. The following table represents information regarding Mr. Schor’s stock options which were voluntarily surrendered and cancelled for no consideration (as adjusted to reflect the 1-for-16 reverse stock split):

Date of Grant	Option Exercise Price	Number of Options Canceled
9/17/2020	$ 34.24	54,506
9/15/2020	$ 34.24	2,303
1/13/2021	$ 34.24	15,000
2/12/2021	$ 34.24	26,350
1/7/2022	$ 34.24	18,437
1/24/2023	$ 34.24	24,056
1/24/2024	$ 38.40	69,806
6/5/2024	$ 40.48	110,651

401(k) Savings Plan

We maintain a 401(k) retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan. The 401(k) plan authorizes employer discretionary match contributions. We match 100% of the first 3% and

50% of the next 3% of the contributions that eligible participants make to the 401(k) plan up to 6.00% of the participant’s eligible compensation.

Health and Welfare Benefits

All of our full-time employees, including our executive officers, are eligible to participate in our health and welfare benefits, including medical, dental and vision insurance, medical and dependent care flexible spending accounts, group life and disability insurance, and 401(k) plan. Named executive officers are eligible to participate in all our employee benefit plans, in each case on the same basis as other employees.

We do not offer any defined benefit pension plans or nonqualified defined compensation arrangements for our employees, including our named executive officers.

Perquisites and Personal Benefits

Our policy in 2025 was generally not to provide significant perquisites and personal benefits to our executive officers, including our named executive officers, other than reimbursements for relocation and commuting expenses and certain other de minimis perquisites to our executive officers, including our named executive officers. In 2025, we provided Dr. Aftab relocation assistance of $75,000.

Compensation Recovery Policy

On November 16, 2023, our board adopted a compensation recovery policy, which became effective on October 2, 2023. The compensation recovery policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements. The full text of the compensation recovery policy was included as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Policy on the Timing of Awards of Options and Other Option-Like Instruments

We generally grant annual equity awards, including stock option grants to our named executive officers, in the first quarter of each fiscal year. This grant date timing coincides with our calendar-year-based employee review cycle, allowing managers to deliver the equity awards close in time to performance reviews and feedback. In addition, new hires receive equity grants at the time of their hiring. During 2025 the Compensation Committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, we did not grant stock options to our Named Executive Officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K or 8-K that discloses material nonpublic information.

Outstanding Equity Awards at 2025 Fiscal Year End Table

The following table presents information regarding all outstanding stock options and stock awards held by each of our named executive officers on December 31, 2025. All equity awards in the table below were granted under our equity compensation plans.

			Option Awards(1)				Stock Awards(1)
		Grant Date and Vesting Commencement Date	Number of Securities Underlaying Unexercised Options(#)		Option Exercise Price($)(2)	Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units that Have Not Vested ($)(3)
Name			Exercisable	Unexercisable
Chen Schor	(4)	1/24/2023	—	—	—	—	1,781	14,996
Chen Schor	(5)	1/24/2024	—	—	—	—	2,928	24,654
Chen Schor	(6)	1/31/2025	10,945	36,793	14.24	1/30/2035	—	—
Julia Maltzman	(7)(8)	1/31/2025	11,719	35,156	14.24	1/30/2035	—	—
Blake Aftab	(7)(9)	4/30/2021	3,124	—	34.24	4/29/2031	—	—
Blake Aftab	(7)	10/12/2021	3,538	—	34.24	10/11/2031	—	—
Blake Aftab	(7)	1/7/2022	7,650	—	34.24	1/6/2032	—	—
Blake Aftab	(7)(10)	5/10/2022	3,440	309	34.24	5/9/2032	—	—
Blake Aftab	(4)	1/24/2023	—	—	—	—	543	4,572
Blake Aftab	(6)	1/24/2023	5,348	1,976	34.24	1/23/2033	—	—
Blake Aftab	(5)	1/24/2024	—	—	—	—	820	6,904
Blake Aftab	(6)	1/24/2024	7,232	7,840	38.40	1/23/2034	—	—
Blake Aftab	(6)	6/5/2024	10,097	10,959	40.48	6/4/2034	—	—
Blake Aftab	(6)	1/31/2025	3,941	13,246	14.16	1/30/2035	—	—
(1)
All equity awards listed in this table were granted pursuant to our 2018 Plan, except that Dr. Maltzman’s option granted January 31, 2025 was granted under our 2022 Inducement Plan. Share amounts and option exercise prices have been adjusted to reflect the reverse stock split we effected on December 30, 2025 by the 1-for-16 reverse stock split ratio.
(2)
For options granted prior to August 13, 2023, the option exercise prices reflects the effect of the option repricing which took effect on August 14, 2024 and reduced the exercise price of outstanding options under the 2018 and 2015 Plans to $34.24 (as adjusted to reflect the 1-for-16 reverse stock split). Options granted after August 14, 2023 have an exercise price equal to the closing stock price on the date of grant.
(3)
The market value is based on the closing price of our common stock on December 31, 2025, the last trading day of our fiscal year 2025, in the amount of $8.42 per share.
(4)
Represents remaining 1/3 of an award of Restricted Stock Units (RSUs) which were subject to vesting in three (3) annual installments, with 1/3 vesting on each of January 24, 2024, January 24, 2025 and January 24, 2026.
(5)
Represents remaining 2/3 of an award of RSUs which were subject to vesting in three (3) annual installments, with 1/3 vesting on each of January 24, 2025, January 24, 2026 and January 24, 2027.
(6)
1/48th of the shares subject to the option vest on each of the next forty-eight (48) monthly anniversaries of the vesting commencement date, provided that the optionee remains in continuous service as of the applicable vesting date.
(7)
25% of the shares subject to the option vest twelve (12) months after the vesting commencement date, and 1/36th of the remaining unvested shares subject to the option vest on each of the next thirty-six (36) monthly anniversaries of the vesting commencement date thereafter, provided that the optionee remains in continuous service as of the applicable vesting date.
(8)
The vesting commencement date for this grant is December 7, 2024.
(9)
The vesting commencement date for this grant is April 5, 2021.
(10)
The vesting commencement date for this grant is April 29, 2022.

Employment Arrangements with Our Named Executive Officers

Chen Schor

In March 2017, we entered into an offer letter with Mr. Schor, as amended in January 2018 and September 2020. Under his amended offer letter, Mr. Schor is entitled to receive an annual base salary, an annual target bonus expressed as a percentage of his annual base salary, reimbursements for reasonable expenses, and is eligible to participate in our employee benefit plans, subject to the terms of such plans.

In the event Mr. Schor’s employment is terminated by us without cause or by him for good reason, and such termination occurs outside of a change in control period, Mr. Schor shall be entitled to receive, subject to his execution and non-revocation of a release in favor of the Company (i) an amount equal to twelve (12) months of Mr. Schor’s base salary; (ii) any unpaid bonus earned for the year preceding the date of Mr. Schor’s employment termination, payable at the time it otherwise would have been paid had Mr. Schor’s employment with the Company not terminated; and (iii) a monthly cash payment (including a gross up payment to account for applicable taxes and withholdings) equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Schor and covered dependents if the executive had remained employed by the Company until the earliest of (A) the twelve (12) month anniversary of the date of termination; (B) the date that Mr. Schor becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of the Mr. Schor health continuation rights under COBRA. The amounts payable under (i) and (iii), to the extent taxable, shall be paid out in substantially equal installments in accordance with the Company’s payroll practice over twelve (12) months commencing within 60 days after the date of termination.

Mr. Schor’s amended offer letter further provides that, in the event that his employment is terminated by us without cause or by him for good reason, and such termination occurs 3 months prior to or within the 12-month period following a change of control, then in lieu of the payments and benefits described above, Mr. Schor shall be entitled to receive, subject to his execution and non-revocation of a release in favor of the Company, (i) a lump sum cash payment equal to 1.5 times the sum of his then current base salary and target annual incentive compensation for the then-current year (or the target annual incentive compensation in effect immediately prior to the change in control, if higher), (ii) a lump sum cash payment of any unpaid bonus earned for the year preceding the date of Mr. Schor’s employment termination, payable at the time it otherwise would have been paid had Mr. Schor’s employment with the Company not terminated, (iii) a monthly cash payment (including a gross up payment to account for applicable taxes and withholdings) equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Schor and covered dependents if Mr. Schor had remained employed by the Company until the earliest of (A) the eighteen (18) month anniversary of the date of termination; (B) the date that Mr. Schor becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of Mr. Schor’s health continuation rights under COBRA, and (iv) full acceleration of all time-based stock options and other time-based stock-based awards held by Mr. Schor. All references to “cause,” “good reason,” “change in control period” and “change in control” are as defined in his amended offer letter.

The payments and benefits provided to Mr. Schor in connection with a change in control may not be eligible for a federal income tax deduction for the company pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, and may subject Mr. Schor to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Mr. Schor in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Mr. Schor.

Julia Maltzman, M.D.

In December 2024, we entered into an employment agreement with Dr. Maltzman. Under her agreement, Dr. Maltzman is entitled to receive an annual base salary, an annual target bonus expressed as a percentage of her base salary and reimbursements for reasonable expenses and is eligible to participate in our employee benefit plans, subject to the terms of such plans. Additionally, Dr. Maltzman was granted an option to purchase 46,875 shares (as adjusted to reflect the 1-for-16 reverse stock split), which vests 25% on the first anniversary of the effective date of her employment agreement and 75% in 36 substantially equal monthly installments thereafter.

In the event Dr. Maltzman’s employment is terminated by us without cause or by her for good reason, and such termination occurs outside of a change in control period, Dr. Maltzman will be eligible to receive, subject to her execution and non-revocation of a release in favor of the Company, (i) an amount equal to nine (9) months of Dr. Maltzman’s base salary; (ii) any unpaid bonus earned for the year preceding the date of Dr. Maltzman’s employment termination, payable at the time it otherwise would have been paid had Dr. Maltzman’s employment with the Company not terminated; and (iii) a monthly cash payment (including a gross up payment to account for applicable taxes and withholdings) equal to the monthly employer contribution that the Company would have made to provide health insurance to Dr. Maltzman and covered dependents if Dr. Maltzman had remained employed by the Company until the earliest of (A) the nine (9) month anniversary of the date of termination; (B) the date that Dr. Maltzman becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of Dr. Maltzman’s health continuation rights under COBRA. The amounts payable under (i) and (iii), to the extent taxable, shall be paid out in substantially equal installments in accordance with the Company’s payroll practice over nine (9) months commencing within 60 days after the date of termination.

Dr. Maltzman’s employment agreement further provides that, in the event that her employment is terminated by us without cause or by her for good reason, and such termination occurs within the 12-month period following a change of control, then in lieu of the payments and benefits described above, Dr. Maltzman shall be entitled to receive, subject to her execution and non-revocation of a release in favor of the Company, (i) a lump sum in cash in an amount equal to one (1) times the sum of (A) Dr. Maltzman’s then-current base salary (or Dr. Maltzman’s base salary in effect immediately prior to the change in control, if higher) plus (B) Dr. Maltzman’s target bonus for the then-current year (or Dr. Maltzman’s target bonus in effect immediately prior to the change in control, if higher), (ii) any unpaid bonus earned for the year preceding the date of Dr. Maltzman’s employment termination, payable at the time it otherwise would have been paid had Dr. Maltzman’s employment with the Company not terminated,(iii) 100% acceleration of all time-based equity awards held as of the date of termination and (iv) subject to her election of COBRA health continuation coverage, for up to twelve (12) months or her COBRA health continuation period, whichever ends earlier, a monthly cash payment equal to the monthly employer contribution that the Company would have made to provide health insurance to her if she has remained employed by the Company. All references to “cause,” “good reason,” “change in control period” and “change in control” are as defined in her employment agreement.

The payments and benefits provided to Dr. Maltzman in connection with a change in control may not be eligible for a federal income tax deduction for the company pursuant to Section 280G of the Code, and may subject Dr. Maltzman to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Dr. Maltzman in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Dr. Maltzman.

Blake Aftab, Ph.D.

In April 2021, we entered into an employment agreement with Dr. Aftab, as amended in October 2021. Under his amended agreement, Dr. Aftab is entitled to receive an annual base salary, an annual target bonus expressed as a percentage of his base salary and reimbursements for reasonable expenses, and is eligible to participate in our employee benefit plans, subject to the terms of such plans. Under the amended agreement, the company provided Dr. Aftab with a fully taxable relocation allowance of up to $6,250 per month (for up to four years from his permanent relocation date), less all required deductions and withholdings.

In the event Dr. Aftab’s employment is terminated by us without cause or by him for good reason, and such termination occurs outside of a change in control period, Dr. Aftab will be eligible to receive, subject to his execution and non-revocation of a release in favor of the Company, (i) an amount equal to nine (9) months of Dr. Aftab’s base salary; (ii) any unpaid bonus earned for the year preceding the date of Dr. Aftab’s employment termination, payable at the time it otherwise would have been paid had Dr. Aftab’s employment with the Company not terminated; (iii) an amount equal to the lesser of (A) nine (9) months of the monthly relocation allowance or (ii) the number of months of the monthly relocation allowance remaining in the four-year period following his permanent relocation; and (iv) a monthly cash payment (including a gross up payment to account for applicable taxes and withholdings) equal to the monthly employer contribution that the Company would have made to provide health insurance to Dr. Aftab and covered dependents if Dr. Aftab had remained employed by the Company until the earliest of (A) the nine (9) month anniversary of the date of termination; (B) the date that Dr. Aftab becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of Dr. Aftab’s health continuation rights under COBRA. The amounts payable under (i) and (iv), to the extent taxable, shall be paid out in substantially equal installments in accordance with the Company’s payroll practice over nine (9) months commencing within 60 days after the date of termination.

Dr. Aftab’s employment agreement further provides that, in the event that his employment is terminated by us without cause or by him for good reason, and such termination occurs within the 12-month period following a change of control, then in lieu of the payments and benefits described above, Dr. Aftab shall be entitled to receive, subject to his execution and non-revocation of a release in favor of the Company, (i) a lump sum in cash in an amount equal to one (1) times the sum of (A) Dr. Aftab’s then-current base salary (or Dr. Aftab’s base salary in effect immediately prior to the change in control, if higher) plus (B) Dr. Aftab’s target bonus for the then-current year (or Dr. Aftab’s target bonus in effect immediately prior to the change in control, if higher), (ii) any unpaid bonus earned for the year preceding the date of Dr. Aftab’s employment termination, payable at the time it otherwise would have been paid had Dr. Aftab’s employment with the Company not terminated, (iii) an amount equal to the lesser of (A) nine (9) months of the monthly relocation allowance or (ii) the number of months of the monthly relocation allowance remaining in the four-year period following his permanent relocation; (iv) 100% acceleration of all time-based equity awards held as of the date of termination and (v) subject to his election of COBRA health continuation coverage, for up to twelve (12) months or his COBRA health continuation period, whichever ends earlier, a monthly cash payment equal to the monthly employer contribution that the Company would have made to provide health insurance to him if he has remained employed by the Company. All references to “cause,” “good reason,” “change in control period” and “change in control” are as defined in his employment agreement.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities in First Column)
Equity compensation plans approved by security holders(1)(2)(3)(4)	624,127	(5)	$35.01	770,665
Equity compensation plans not approved by security holders	129,621	(6)	$53.58	1,870,379
Total	753,748		$3.09	2,641,044
(1)
Includes the following plans: our 2014 Share Option Plan (2014 Plan), 2015 Plan, the 2018 Plan, and 2018 Employee Stock Purchase Plan (2018 ESPP).
(2)
As of December 31, 2025, a total of 1,340,377 shares of our common stock are authorized for issuance pursuant to the Amended 2018 Plan, which number excludes the 536,980 shares that were added to the Amended 2018 Plan as a result of the automatic annual increase of 5% on January 1, 2026.
(3)
As of December 31, 2025, a total of 163,025 shares of our common stock are authorized for issuance pursuant to the 2018 ESPP, which number excludes the 78,910 shares that were added to the 2018 ESPP as a result of the automatic annual increase of 1% on January 1, 2025.
(4)
As of December 31, 2025, an aggregate of 27,200 shares of common stock were issuable upon the exercise of outstanding stock options under the 2015 Plan at a weighted average exercise price of $34.24 per share and an aggregate of 1,189 shares of common stock were issuable upon the exercise of outstanding stock options under the 2014 Plan at a weighted average exercise price of $25.76 per share. Pursuant to the Amended 2018 Plan, any shares of Common Stock subject to outstanding grants under the 2015 Plan that terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, vested or paid under the 2015 Plan after the Effective Date of the Amended 2018 Plan shall be available for issuance under the Amended 2018 Plan (such shares, the “Rollover Shares”). As of December 31, 2025, a total of 9,144 shares of our common stock were available for issuance under the 2018 Plan as Rollover Shares from the 2015 Plan. Since the date of effectiveness of the Merger, the Company has not and will not grant any further awards under the 2014 Plan. Additionally, since the date of the 2023 Shareholder meeting, the Company has not and will not grant any further awards under the 2015 Plan.
(5)
Includes: (i) an aggregate of 568,385 shares of common stock issuable upon the exercise of outstanding stock options under the Amended 2018 Plan; (ii) 27,353 shares of common stock issuable upon the vesting of RSUs under the Amended 2018 Plan; (iii) 27,200 shares of common stock issuable upon the exercise of outstanding stock options under the 2015 Plan; and (iv) 1,189 shares of common stock issuable upon the exercise of outstanding stock options under the 2014 Plan.
(6)
Represents option awards granted to individuals as an inducement material to the individual’s entry into employment with us. Each such grant was approved by our Compensation Committee. Under applicable Nasdaq listing rules, inducement grants are not subject to stockholder approval. In January 2022, our board of directors approved the 2022 Inducement Plan (Inducement Plan) and authorized 1,000,000 shares for issuance under the Inducement Plan. In January 2023, our board of directors amended the Inducement Plan to increase the authorized shares to 2,000,000. In January 2025, our board of directors amended the Inducement Plan to increase the authorized shares to 2,750,000.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our principal executive officer (PEO) and the other named executive officers (NEOs) (as calculated in accordance with Item 402(v) of Regulation S-K).

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1) (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(3) (4)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(3) (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(5)	Net Loss ($) (thousands)(6)
2025	$1,465,747	$347,816	$1,020,146	$829,146	$5.89	$(116,803)
2024	$4,644,365	$2,548,662	$1,614,925	$933,986	$10.76	$(117,122)
2023	$5,973,807	$(498,108)	$2,111,074	$266,832	$21.14	$(142,658)

(1) Includes amounts paid to Chen Schor, our PEO in 2025, 2024 and 2023.

(2) The amounts reported represent the “compensation actually paid” to our PEO, computed in accordance with Item 402(v) of Regulation S-K, but do not reflect the actual amount of compensation earned by or paid to our PEO in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the amount reported for our PEO in the “Total” column of the Summary Compensation Table for each year to calculate compensation actually paid.

Year	Summary Compensation Table Total for PEO ($)	Summary Compensation Table Value of Equity Awards ($)(a)	Equity Award Adjustments($)(b)	Compensation Actually Paid to PEO ($)
2025	$1,465,747	$(512,079)	$(605,852)	$347,816
2024	$4,644,365	$(3,756,353)	$1,660,650	$2,548,662
2023	$5,973,807	$(5,101,839)	$(1,370,076)	$(498,108)

(a) The amounts reported represent the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the applicable fiscal year.

(b) The equity award adjustments for each fiscal year include the following: (i) the addition (or subtraction, if applicable) of the year-end fair value of any equity awards granted in the year that are outstanding and unvested as of the end of the year; (ii) for any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year, the addition (or subtraction, if applicable) of the change in fair value of between the end of the prior fiscal year and the end of the applicable fiscal year; (iii) for awards that are granted and vest in the same fiscal year, the addition of the fair value of such awards as of the vesting date; (iv) for awards granted in prior years that vest during the fiscal year, the addition (or subtraction, if applicable) of the change in fair value between the end of the prior fiscal year and the vesting date of such awards; (v) for awards granted in prior years that fail to meet the applicable vesting conditions during the fiscal year (or were voluntarily forfeited by the PEO for no consideration), the subtraction of the fair value of such awards at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on such awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of the amount reported in the “Total” column of the Summary Compensation Table for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)(a)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Awards Adjustments ($)
2025	$421,308	$(32,838)	$95,936	$(97,778)	$(992,480)	$-	$(605,852)
2024	$1,329,213	$(270,227)	$615,262	$(13,598)	$-	$-	$1,660,650
2023	$676,230	$(818,548)	$487,428	$(1,715,186)	$-	$-	$(1,370,076)
(a)
The amounts reported include the value of stock options that were voluntarily forfeited by our PEO during 2025 for no consideration.

(3) Non-PEO NEOs for 2025 include Julia Maltzman and Blake Aftab, for 2024 include Nick Harvey, Francesco Galimi and Blake Aftab and for 2023, include Nick Harvey and Donald Healey.

(4) The amounts reported represent the average “compensation actually paid” to the NEOs other than our PEO as a group, computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual average amount of compensation earned by or paid to such NEOs as a group in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made were made to the average of the amounts reported in the “Total” column of the Summary Compensation Table for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in footnote 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Summary Compensation Table Value of Equity Awards ($)(a)	Average Equity Award Adjustments ($)(b)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	$1,020,146	$(343,486)	$152,486	$829,146
2024	$1,614,925	$(868,252)	$187,313	$933,986
2023	$2,111,074	$(1,510,436)	$(333,806)	$266,832

(a) The amounts reported represent the average of the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable fiscal year.

(b) The equity award adjustments for each fiscal year include the amounts noted in footnote 1(a). The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Equity Award Adjustments ($)(b)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	$176,312	$(58,016)	$51,405	$(17,215)	$-	$-	$152,486
2024	$195,597	$(62,175)	$133,837	$(27,330)	$(52,616)	$-	$187,313
2023	$405,712	$(445,603)	$148,419	$(442,334)	$-	$-	$(333,806)

(5) Total shareholder return (TSR) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6) The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable fiscal year.

Analysis of the Information Presented in the Pay Versus Performance Table

Since we are a clinical stage research and development company, with no recurring revenue, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Company TSR

Compensation Actually Paid vs Adicet TSR
12/31/2022
FY 2023
FY 2024
FY 2025
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
Compesnation Actually Paid ($000's)
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Value of Fixed $100 Investment
CEO
Avg. Other NEOs
TSR

Compensation Actually Paid and Net Loss

Because we are not a commercial-stage company, we did not have any revenue during the periods presented, other than non-recurring revenue in 2022 associated with a third party collaboration agreement. Consequently, our company has not historically looked to net income (loss) as a performance measure for our executive compensation program.

Compensation Actually Paid vs Net Loss
($000's)
FY 2023
FY 2024
FY 2025
Compensation Actually Paid
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
Adicet Net Loss
$-
$(20,000)
$(40,000)
$(60,000)
$(80,000)
$(100,000)
$(120,000)
$(140,000)
$(160,000)
CEO
Avg. Other NEOs
Net Loss

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” above, since January 1, 2024, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2025 and 2024) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Pre-Funded Warrant Exchange

In April 2026, we entered into an exchange agreement with RA Capital Healthcare Fund, L.P., which held more than 5% of our voting securities at the time of the transaction, pursuant to which RA Capital Healthcare Fund, L.P. exchanged 250,000 shares of our common stock for a pre-funded warrant to acquire 250,000 shares of our common stock. No cash was exchanged related to the transaction.

October 2025 Underwritten Public Offering

In October 2025, we entered into an underwriting agreement (the 2025 Underwriting Agreement) with Jefferies LLC and Guggenheim Securities, LLC, as representatives of the underwriters, related to an underwritten public offering (the 2025 Offering) of 4,375,062 shares of our common stock, and, in lieu of common stock to an investor, pre-funded warrants to purchase 625,000 shares of our common stock. The shares of common stock were sold at a public offering price of $16.00 per share and the pre-funded warrants were sold at a public offering price of $15.9984 per pre-funded warrant, which represents the per share public offering price of each share of common stock minus the $0.0016 per share exercise price for each pre-funded warrant. We received net proceeds from the 2025 Offering, after deducting the underwriting discount and commissions and other offering expenses, of approximately $74.8 million. We may receive nominal proceeds, if any, from the exercise of the pre-funded warrants. Certain of our investors purchased securities from the underwriters in connection with the October 2025 Offering

The following table summarizes the purchases on October 8, 2025 of our common stock (or shares of common stock underlying pre-funded warrants) by our directors and 5% stockholders at such date:

Name of Purchaser	Shares to be Issued upon Exercise of Pre-Funded Warrants Purchased	Aggregate Purchase Price
RA Capital Healthcare Fund, L.P. (1)	625,000	$9,999,000
(1)
As detailed in the section above titled “Principal Stockholders,” RA Capital Healthcare Fund, L.P. holds greater than 5% of our outstanding common stock.

January 2024 Underwritten Public Offering

In January 2024, we entered into an underwriting agreement (the 2024 Underwriting Agreement) with Jefferies LLC and Guggenheim Securities, LLC, as representatives of the underwriters, related to an underwritten public offering (the 2024 Offering) of 2,023,729 shares of our common stock, which included 332,813 shares sold and issued upon the exercise in full by the Underwriters of their option to purchase additional shares of common stock, and, in lieu of common stock to certain investors, pre-funded warrants to purchase 527,833 shares of common stock. The shares of common stock were sold at a public offering price of $38.40 per share and the pre-funded warrants were sold at a public offering price of $38.3984 per pre-funded warrant, which represents the per share public offering price of each share of common stock minus the $0.0016 per share exercise price for each pre-funded warrant. We received net proceeds from the 2024 Offering, after deducting the underwriting discount and commissions and other offering expenses, of approximately $91.8 million. We may receive nominal proceeds, if any, from the exercise of the pre-funded warrants. Certain of our investors, including entities affiliated with OrbiMed purchased shares from the underwriters in connection with the 2024 Offering.

The following table summarizes the purchases on January 24, 2025 of our common stock by our directors and 5% stockholders at such date:

Name of Purchaser	Shares Purchased	Aggregate Purchase Price
OrbiMed Private Investments V, LP (1)	115,068	$4,418,640
OrbiMed Private Investments VI, LP (1)	15,137	$581,280
OrbiMed Genesis Master Fund, L.P. (1)	65,106	$2,500,080
Abingworth Bioventures VI LP (2)	52,083	$1,999,999
(1)
As detailed in the section above titled “Principal Stockholders,” entities affiliated with OrbiMed Advisors LLC (OrbiMed Advisors), including OrbiMed Private Investments V, LP, OrbiMed Private Investments VI, LP and OrbiMed Genesis Master Fund, L.P., hold greater than 5% of our outstanding common stock. Dr. Gordon, a former member of our Board of Directors, is a founding member, Managing Partner at OrbiMed Advisors.
(2)
Abingworth Bioventures VI LP has delegated to Abingworth LLP all investment and dispositive power over the securities held of record by Abingworth Bioventures VI LP. Immediately prior to the Offering, entities affiliated with Abingworth LLP held greater than 5% of our outstanding common stock. Dr. Sinclair, a member of our Board of Directors, is a partner at Abingworth LLP.

Limitation of Liability and Indemnification of Officers and Directors

Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•
any breach of their duty of loyalty to our company or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law (DGCL); or
•
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law. In 2024, we amended our Third Amended and Restated Certificate of Incorporation to limit liability for certain of our officers. Specifically, amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

In addition, we adopted bylaws which provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

We have entered into and, in the future, plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Related Person Transaction Policy

Our board of directors adopted a written related person transactions policy providing that transactions with our directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by our Audit Committee. This policy became effective on January 25, 2018, the date our registration statement for our initial public offering became effective, and was amended on December 19, 2022. Pursuant to this policy, the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the Audit Committee will review and consider:

1.
the related person’s interest in the related person transaction;
2.
whether the transaction was undertaken in the ordinary course of our business; and
3.
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 27, 2026 by:

1.
each of our directors;
2.
each of our named executive officers;
3.
all of our directors and executive officers as a group; and
4.
each person, or group of affiliated persons, who is known by us to beneficially own greater-than-5.0% of our common stock.

The column entitled “Shares of Common Stock Beneficially Owned” is based on a total of 9,348,201 shares of our common stock outstanding as of April 27, 2026.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 27, 2026, and any RSUs that vest within 60 days of April 27, 2026, are considered outstanding and beneficially owned by the person holding the stock options and RSUs for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Unless otherwise indicated, the address for each beneficial owner is c/o Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Shares
Greater than 5% Stockholders
RA Capital Healthcare Fund, L.P. (1)	932,624	9.9%
Entities affiliated with OrbiMed (2)	844,787	9.0%
Franklin Resources, Inc. (3)	626,571	6.7%
Woodline Partners LP (4)	625,000	6.7%
Named Executive Officers and Directors
Chen Schor (5)	56,613	*
Julia Maltzman, M.D. (6)	22,112	*
Blake Aftab Ph.D. (7)	59,165	*
Jeffrey Chodakewitz, M.D. (8)	10,242	*
Steve Dubin (9)	10,555	*
Michael Grissinger (10)	1,706	*
Lloyd Klickstein, M.D., Ph.D. (11)	16,113	*
Katie Peng (12)	8,301	*
Andrew Sinclair, Ph.D. (13)	10,678	*
All Current Executive Officers and Directors as a Group (11 persons) (14)	326,524	3.4%

* Represents beneficial ownership of less than one percent.

(1)
Based partly on a Schedule 13G/A filed with the SEC on February 17, 2026 by RA Capital Management, L.P. (RA Capital). Consists of 932,624 shares of common stock held by RA Capital Healthcare Fund, L.P. (the Fund). Does not include pre-funded warrants to purchase an additional 1,402,833 shares of common stock held by the Fund, which are not deemed beneficially owned by the Fund due to the beneficial ownership blocker. The beneficial ownership blocker of the pre-funded warrants precludes the exercise of the pre-funded warrants to the extent that, following exercise, the Fund, together with its affiliates, would beneficially own more than 9.99% of the shares of common stock outstanding immediately after giving effect to the exercise. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund. The general partner of RA Capital is RA Capital Management

GP, LLC, of which Dr. Peter Kolchinsky and Mr. Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner of any securities of the Company held by the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the ordinary shares held by the Fund. Because the Fund has divested itself of voting and investment power over the reported securities it holds and may not revoke that delegation on less than 61 days’ notice, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the Exchange Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Exchange Act, of any securities of the Company beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of securities reported herein. The address for RA Capital is 200 Berkeley Street, 18th Floor, Boston, MA 02116
(2)
Based on a Schedule 13D/A filed with the SEC on April 10, 2026 by OrbiMed Advisors LLC, OrbiMed Capital GP VI LLC, OrbiMed Capital GP V LLC, OrbiMed Genesis GP LLC, OrbiMed Advisors Israel II Limited, OrbiMed Israel GP II, L.P., OrbiMed Israel GP Ltd. and OrbiMed Israel BioFund GP Limited Partnership. Consists of (i) 564,147 shares of common stock held by OrbiMed Private Investments V, LP (OPI V) and (ii) 280,640 shares of common stock held by OrbiMed Private Investments VI, LP (OPI VI). OrbiMed Capital GP V LLC (GP V) is the general partner of OPI V and OrbiMed Advisors LLC (OrbiMed Advisors) is the managing member of GP V. By virtue of such relationships, GP V and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by OPI V and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Capital GP VI LLC (GP VI) is the general partner of OPI VI and OrbiMed Advisors is the managing member of GP VI. By virtue of such relationships, GP VI and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by OPI VI and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercises its investment and voting power through a management committee comprised of Dr. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the shares of common stock held by Genesis, OPI V, and OPI VI. Dr. Gordon, a member of OrbiMed Advisors, is a former member of our board of directors. OrbiMed Advisors has its principal offices at 601 Lexington Avenue, 54th Floor, New York, New York 10022.
(3)
Based solely on Schedule 13G filed with the SEC on January 29, 2026 by Franklin Resources, Inc. (FRI) and affiliated persons and entities. FRI, through one or more open or closed end investment companies or other managed accounts is deemed to be the beneficial owner of 626,571 shares of common stock. Charles B. Johnson and Rupert H. Johnson, Jr. (the Principal FRI Stockholders) each own more than 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. FRI and the Principal Stockholders may be deemed the beneficial owners of the stock held by persons or entities for whom or for which FRI subsidiaries provide investment management services. Franklin Advisers, Inc. reported having sole voting and dispositive power over 626,571 shares of common stock. The address for FRI, Franklin Advisers, Inc., Charles B. Johnson, and Rupert H. Johnson is One Franklin Parkway, San Mateo, CA 94403.
(4)
Based solely on Schedule 13G filed with SEC on February 17, 2026 by Woodline Partners LP. Consists of 625,500 shares of common stock held by Woodline Master Fund LP (the Woodline Fund). Woodline Partners LP serves as the investment adviser to Woodline Fund and may be deemed to be the beneficial owner of the shares. The address for Woodline Partners LP is 4 Embarcadero Center, Suite 3450 San Francisco, CA 94111.
(5)
Consists of (i) 5,355 shares of common stock held directly by Mr. Schor, (ii) 3,339 shares of common stock held directly by The C. Schor IRRV Trust, an irrevocable family trust having an independent trustee, (iii) 2,716 shares of common stock held directly by The I. Schor IRRV Trust, an irrevocable family trust having an independent trustee and (iv) 45,203 shares of common stock issuable upon the exercise of options held by Mr. Schor exercisable within 60 days of April 27, 2026.
(6)
Consists of 22,112 shares of common stock issuable upon the exercise of options held by Dr. Maltzman exercisable within 60 days of April 27, 2026.
(7)
Consists of (i) 2,568 shares of common stock held by Dr. Aftab, and (ii) 56,597 shares of common stock issuable upon the exercise of options held by Dr. Aftab exercisable within 60 days of April 27, 2026.
(8)
Consists of (i) 737 shares of common stock held by Dr. Chodakewitz, (ii) 368 RSUs that vest within 60 days of April 27, 2026, and (iii) 9,137 shares of common stock issuable upon the exercise of options held by Dr. Chodakewitz exercisable within 60 days of April 27, 2026.

(9)
Consists of (i) 312 shares of common stock held by a revocable trust of which Mr. Dubin and his spouse are co-trustees, (ii) 738 shares of common stock held by Mr. Dubin, (iii) 368 RSUs that vest within 60 days of April 27, 2026, and (iv) 9,137 shares of common stock issuable upon the exercise of options held by Mr. Dubin exercisable within 60 days of April 27, 2026.
(10)
Consists of 1,706 shares of common stock issuable upon the exercise of options held by Mr. Grissinger exercisable within 60 days of April 27, 2026.
(11)
Consists of (i) 6,416 shares of common stock held by Dr. Klickstein and (ii) 368 RSUs that vest within 60 days of April 27, 2026 and (iii) 9,329 shares of common stock issuable upon the exercise of options held by Dr. Klickstein exercisable within 60 days of April 27, 2026.
(12)
Consists of (i) 368 shares of common stock held by Dr. Peng, (ii) 368 RSUs that vest within 60 days of April 27, 2026 and (iii) 7,565 shares of common stock issuable upon the exercise of options held by Ms. Peng exercisable within 60 days of April 27, 2026.
(13)
Consists of (i) 737 shares of common stock held by Dr. Sinclair, (ii) 368 RSUs that vest within 60 days of April 27, 2026 and (iii) 9,573 shares of common stock issuable upon the exercise of options held by Dr. Sinclair exercisable within 60 days of April 27, 2026.
(14)
Includes (i) the shares of common stock described in note (4) through (13) above, (ii) 7,634 shares of common stock held by other executive officers Donald Healey, Ph.D., our Chief Technology Officer and Nick Harvey, our Chief Financial Officer, (iii) 123,405 shares of common stock issuable upon exercise of options held by Dr. Healey and Mr. Harvey exercisable within 60 days of April 27, 2026.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Adicet Bio’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Adicet Bio’s independent registered public accounting firm, (3) the performance of Adicet Bio’s internal audit function, if any, and (4) other matters as set forth in the charter of the Audit Committee approved by the board of directors.

Management is responsible for the preparation of Adicet Bio’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Adicet Bio’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Adicet Bio for the fiscal year ended December 31, 2025. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements of Adicet Bio be included in Adicet Bio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF

DIRECTORS OF ADICET BIO, INC.

Steve Dubin, Chairperson

Katie Peng

Andrew Sinclair, Ph.D.

April 29, 2026

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116, Attention: Corporate Secretary, telephone: 650-503-9095. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 29, 2026. However, if the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals must be delivered by mail should be addressed to Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116, Attention: Corporate Secretary. We also encourage you to submit any such proposals via email to IR@adicetbio.com.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2027 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 17, 2027 and no later than March 19, 2027. Stockholder proposals and the required notice should be addressed to Adicet Bio, Inc., 131 Dartmouth Street, 3rd Floor, Boston, Massachusetts 02116, Attention: Investor Relations / Corporate Secretary.

In addition, to comply with the SEC's universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Securities Exchange Act of 1934 by the same deadline noted herein to present matters at the 2027 Annual Meeting of Stockholders.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

SCAN TO VIEW MATERIALS & VOTE ADICET BIO, INC. 131 DARTMOUTH STREET, FLOOR 3 BOSTON, MASSACHUSETTS 02116 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 16, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ACET2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 16, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V95834-P51644 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except ADICET BIO, INC. The Board of Directors recommends you vote FOR the following: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. To elect three class II directors, to serve for a three-year term ending at the Annual Meeting of Stockholders to be held in 2029. Nominees: Jeffrey Chodakewitz, M.D. 02) Steve Dubin, J.D. 03) Michael Grissinger The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify, on a non-binding advisory basis, the compensation of our named executive officers. 3. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V95835-P51644 ADICET BIO, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 17, 2026, 5:00 PM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Chen Schor and Nick Harvey, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADICET BIO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held in a virtual format only at 5:00 PM, EDT on June 17, 2026, and any adjournment or postponement thereof. All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting. Continued and to be signed on reverse side